                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Sahreholders of
       ALLTEL Corporation

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1999, included in ALLTEL Corporation's amendment No. 1 to Form 10-K/A for the year ended December 31,
1998 and to all references to our Firm included in this registration statement.


                                        /S/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP

Little Rock, Arkansas,
March 26, 1999.